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
DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
Chairman and Director, Morgan Stanley       Harold J. Schaaff,
Asset Management Inc. and Morgan Stanley    Jr.
Asset Management Limited; Managing          VICE PRESIDENT
Director, Morgan Stanley & Co.              Joseph P. Stadler
Incorporated                                VICE PRESIDENT
Michael F. Klein                            Valerie Y. Lewis
DIRECTOR AND PRESIDENT                      SECRETARY
Principal, Morgan Stanley Asset Management  Karl O. Hartmann
Inc. and Morgan Stanley & Co. Incorporated  ASSISTANT SECRETARY
John D. Barrett II                          Joanna M. Haigney
Chairman and Director,                      TREASURER
Barrett Associates, Inc.                    Rene J. Feuerman
Gerard E. Jones                             ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and Chief Executive
Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 6.62% and 9.92%, respectively, for Class A shares and 6.61% and 9.79%, respectively, for Class B shares compared to 6.52% and 9.71%, respectively, for the Lehman Aggregate Bond Index (the "Index"). For the five year period ended September 30, 1997, the average annual total return for Class A shares was 7.00% compared to 6.92% for the Index. From inception on May 15, 1991 to September 30, 1997, the average annual total return

PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE BOND INDEX(1)
----------------------------------------------------

                                                  TOTAL RETURNS(2)
                                 --------------------------------------------------
                                                                         AVERAGE
                                                           AVERAGE       ANNUAL
                                                 ONE       ANNUAL         SINCE
                                     YTD        YEAR     FIVE YEARS     INCEPTION
                                    -----     ---------  -----------  -------------
PORTFOLIO--CLASS A.............        6.62%       9.92%       7.00%         8.42%
PORTFOLIO--CLASS B.............        6.61        9.79         N/A          6.30
INDEX--CLASS A.................        6.52        9.71        6.92          8.38
INDEX--CLASS B.................        6.52        9.71         N/A          5.83

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

for Class A shares was 8.42% compared to 8.38% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return for Class B shares was 6.30% compared to 5.83% for the Index.

As of September 30, 1997, the Portfolio had an SEC 30-day yield of 6.24% for the Class A shares and 6.10% for the Class B shares.

The fixed income markets produced another quarter of solid returns as bond yields ended the quarter roughly 40 basis points lower than where they started. The Lehman Aggregate Bond Index returned 3.32% and the Lehman Government/Corporate Index returned 3.50% for the third quarter. Combined with strong performance during the prior three months, these returns represent the best consecutive quarterly returns for these indices since the first half of 1995. For the first nine months of 1997 the Aggregate Index returned 6.52% and the Government/Corporate Index was up 6.34%.

The driving force behind these favorable bond market returns has been the exceptional behavior of the major inflation measures. While economic growth has been relatively strong, no evidence of inflation has been present. Year-over-year changes in the core Consumer Price Index continued at 30-year lows, while the Producer Price Index extended its string of negative monthly readings to seven, before finally registering a positive change. The Federal Reserve responded favorably to this inflation environment by holding monetary policy steady at its July, August and September meetings. While the Fed continues to express concerns about the pace of growth, its actions and statements have reinforced the view in the marketplace that the Fed will not tighten without a deterioration in inflation measures.

In response to this stable Fed policy low inflation environment, interest rates fell substantially over the quarter. There was, however, considerable volatility on a month-to-month basis. Long bond yields fell almost 50 basis points in July, before rising 30 basis points in August, only to fall 20 basis points in September. In contrast to several recent periods in which strong economic growth caused rates to rise sharply, signs of strong growth in the third quarter had only a moderate and temporary impact on rates. Long rates fell more than short rates over the third quarter, with the yield curve flattening by roughly 10 basis points. Long rates have been more responsive to declining inflation expectations, while short rates are limited by the 5.5% Federal Funds rate.

From a sector standpoint, the non-Treasury sectors turned in a mixed performance versus Treasuries. The corporate market provided a marginal return advantage over Treasuries during the third quarter, but selected portions of the sector performed quite poorly. Spreads in the Yankee sector widened particularly sharply over the quarter due to pressures in Southeast Asia. The mortgage-backed sector also started to exhibit signs of weakness during the third quarter. As declining interest rates raised prepayment concerns, the sector underper-formed substantially in July. Although it recovered fully in August and September, tight spreads appear to leave the sector vulnerable to a further market rally.

As was the case in the second quarter, foreign bond markets turned in a mixed performance relative to the U.S. bond market during the third quarter. With the exception of Italy and the United Kingdom, the major European bond markets lagged the strong performance of the U.S. On the other hand, the Japanese and Canadian bond markets outperformed the U.S. bond market by large amounts over the quarter.

We maintained a long duration position of .3 to .4 years relative to our benchmarks throughout the third quarter. As measured by real interest rates, bond market valuation has been attractive and the interest rate trend has been generally favorable. We have been underweighted in the prepayment sensitive segment of the mortgage-backed market based on their rich historical valuations and have limited our mortgage pass-through holdings to those segments of the market with more favorable convexity characteristics such as discount and seasoned mortgages and seven year balloons. In addition, we continued to add to our asset-backed holdings, where we have been able to add securities with an attractive combination of quality, yield spread and convexity. We also added a small position in GNMA adjustable rate mortgages based on attractive valuation characteristics. Our Portfolio remains overweighted in corporate bonds. While there were no major changes to our holdings from the prior quarter, we did add a number of putable corporate bonds that help enhance the convexity of our Portfolio. Finally, we eliminated our holdings in hedged German bonds during the quarter, as political developments related to the European Monetary Union increased the risks of this position relative to the potential rewards.

We begin the fourth quarter about .4 years longer in duration than our benchmark. We will likely maintain this duration exposure until either the falling interest rate trend changes or market valuations become unfavorable. We remain overweighted in yield advantaged sectors, primarily the corporate and asset-backed sectors. While we would not anticipate major changes to our sector allocation at current valuation levels, spread volatility has increased of late and we are prepared to respond should spread pressures emerge. In particular, we would view a further rally that resulted in wider mortgage spreads as an opportunity to increase exposure to this sector.

Warren Ackerman, III
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
FIXED INCOME SECURITIES (94.7%)
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (59.5%)
   U.S. TREASURY BONDS (3.2%)
$         5,000    6.25%, 8/15/23                       $  4,854
                                                        ---------
   U.S. TREASURY NOTES (40.3%)
          6,000    6.25%, 5/31/00                          6,054
         30,000    7.25%, 8/15/04                         31,894
         20,000    6.50%, 8/15/05                         20,425
          3,500    6.25%, 2/15/07                          3,518
                                                        ---------
                                                          61,891
                                                        ---------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (1.3%)
              9    13.00%, 9/01/10                            10
          2,131    6.00%, 3/01/11                          2,089
                                                        ---------
                                                           2,099
                                                        ---------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.4%)
          4,089    6.00%, 9/01/10                          4,014
          5,202    6.00%, 2/01/11                          5,088
          1,533    6.00%, 5/01/11                          1,500
          8,666    6.50%, 4/01/24                          8,483
                                                        ---------
                                                          19,085
                                                        ---------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II ARM (2.3%)
          3,500    6.00%, 7/20/27                          3,531
                                                        ---------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS            91,460
                                                        ---------
 FOREIGN GOVERNMENT AND AGENCY OBLIGATION (3.8%)
          6,000    Republic of Poland, `Euro',
                    (Floating Rate), 6.9375%,
                    10/27/24                               5,885
                                                        ---------
 CORPORATE BONDS AND NOTES (22.0%)
   BROADCAST-RADIO & TELEVISION (1.0%)
          1,500    News America Holdings, 7.75%,
                    12/01/45                               1,460
                                                        ---------
   FINANCE (21.0%)
          2,500    American General Institutional
                    Capital, Series A, 7.57%,
                    12/01/45                               2,450
          1,500    Banco Santiago, 7.00%, 7/18/07          1,503

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
$         2,000    BankAmerica (144A), 7.70%,
                    12/31/26                            $  1,982
          2,500    BT Capital Trust, Series B1,
                    (144A), 7.90%, 1/15/27                 2,523
          2,250    EIBKOR Global Bond, 6.50%, 2/10/02      2,221
          2,000    First Chicago, 7.75%, 12/01/26          1,978
          2,500    General Motors Acceptance Corp.,
                    7.375%, 6/22/00                        2,571
          3,000    Goldman Sachs Group, 6.25%,
                    2/01/03                                2,964
          2,500    Hutchison Whampoa, Class B,
                    (144A), 7.45%, 8/01/17                 2,482
          1,300    Lehman Brothers Holdings, Inc.,
                    7.375%, 5/15/04                        1,341
          2,200    Lehman Brothers, Inc., 7.50%,
                    8/01/26                                2,322
          1,500    Liberty Mutual, 7.875%, 10/15/26        1,574
          1,500    Lumbermens Mutual Casualty Co.,
                    (144A), 9.15%, 7/01/26                 1,703
          2,000    U.S. West Cap Funding, Inc.,
                    6.95%, 1/15/37                         2,040
          2,500    USF&G Capital Corp., I, (144A),
                    8.50%, 12/15/45                        2,676
                                                        ---------
                                                          32,330
                                                        ---------
  TOTAL CORPORATE BONDS AND NOTES                         33,790
                                                        ---------
 ASSET BACKED SECURITIES (9.4%)
              8    Federal National Mortgage
                    Association, REMIC, 92-59F,
                    (Floating Rate), 6.088%, 8/25/06           8
          1,500    FPLUS 1997-2 M 1, 7.60%, 4/10/23        1,544
          3,003    Mid-State Trust, Class A, 8.33%,
                    4/01/30                                3,239
          2,450    Resolution Trust Corp., Series
                    1991-M5, Class A, 9.00%, 3/25/17       2,474
          4,000    Standard Credit Card Trust, 6.75%,
                    6/07/00                                4,016
          3,000    Team Fleet Financing Corp., 7.35%,
                    5/15/03                                3,091
                                                        ---------
  TOTAL ASSET BACKED SECURITIES                           14,372
                                                        ---------
TOTAL FIXED INCOME SECURITIES (Cost $143,392)            145,507
                                                        ---------

     FACE
    AMOUNT                                               AMOUNT
     (000)                                                (000)
---------------                                         ---------
SHORT-TERM INVESTMENT (4.2%)
 REPURCHASE AGREEMENT (4.2%)
$         6,437    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $6,438,
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at $6,571 (Cost $6,437)      $  6,437
                                                        ---------
TOTAL INVESTMENTS (98.9%) (Cost $149,829)                151,944
                                                        ---------
OTHER ASSETS AND LIABILITIES (1.1%)
  Other Assets                                             1,867
  Liabilities                                               (196)
                                                        ---------
                                                           1,671
                                                        ---------
NET ASSETS (100%)                                       $153,615
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $150,231
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 13,868,404 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $10.83
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $3,384
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 312,093 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                           $10.84
                                                        ---------
                                                        ---------

----------------------------------
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1997.

REMIC -- Real Estate Mortgage Investment Conduit